UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (date of earliest event reported): April 18, 2005


                                  Innovex, Inc.
                           ---------------------------
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                           ---------------------------
                 (State Or Other Jurisdiction Of Incorporation)

           000-13143                                    41-1223933
   --------------------------            ---------------------------------------
    (Commission File Number)              (I.R.S. Employer Identification No.)

   5540 Pioneer Creek Drive
   Maple Plain, MN                                              55359
   ----------------------------------------                  ------------
   (Address Of Principal Executive Offices)                   (Zip Code)


                                 (763) 479-5300
                                ----------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 3 though 8 are not applicable and therefore omitted.

ITEM 1.01 Entry into a Material Definitive Agreement.

ITEM 2.02 Results of Operations and Financial Condition.

     Innovex, Inc. hereby furnishes a press release, issued on April 18, 2005, disclosing material non-public information regarding its results of operations for the quarter ended March 31, 2005.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     On April 13, 2005, Innovex, Inc. (the "Company") entered into a new financing arrangement with US Federal Credit Union ("US Federal") pursuant to which the Company borrowed $3,104,000 in addition to the $4,000,000 the Company had previously borrowed from US Federal on January 12, 2005. The total borrowing of $7,104,000 is represented by the Business Note attached hereto at Exhibit
10.1 (the "Note") which replaces the original $4,000,000 note entered into on January 12, 2005. The Note is due February 1, 2010, but may be prepaid at any time without penalty. Principal amounts under the Note bear interest at a rate of 7% per annum, but in the event of default of the Note, the interest rate will increase to the highest amount allowed under Minnesota law. The Company is required to make monthly principal and interest payments under the Note.

     Under a security agreement, the Company has granted US Federal a security interest of up to $7,104,000 in the Company's Maple Plain and Litchfield facilities pursuant to a Combination Mortgage, Assignment of Rents and Security Agreement previously attached as Exhibit 10.2 to Form 8-K filed January 12, 2005 and amended by the Modification Agreement for Mortgage, Assignment of Rents, Security Agreement and Fixture Financing Statement attached hereto as Exhibit 10.2.

ITEM 9.01 Financial Statements And Exhibits.

Exhibit No.    Description
-----------    -----------------------------------------------------------------
10.1           Business Note in the principal amount of $7,104,000 due February
               1, 2010 with Innovex, Inc. as maker and US Federal Credit Union as lender.

10.2 Modification Agreement for Mortgage, assignment of Rents, Security Agreement and Fixture Financing Statement dated as of April 13, 2005 made by Innovex, Inc. for the benefit of US Federal Credit Union.

99.1           Press Release issued on April 18, 2005

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     INNOVEX, INC.

                                                     By: /s/ Thomas Paulson
                                                         -----------------------
                                                         Thomas Paulson
                                                         Chief Financial Officer

Date: April 18, 2005